                                    SCHEDULE
                                     TO THE
                                MASTER AGREEMENT
                              DATED AS OF [INSERT]
                                     BETWEEN
        NATIONAL AUSTRALIA BANK LIMITED (ABN 12 004 044 937) ("PARTY A")
                                       AND
  PERPETUAL TRUSTEES AUSTRALIA LIMITED (ABN 86 000 431 827) IN ITS CAPACITY AS TRUSTEE OF THE SECURITISATION FUND KNOWN AS SMHL GLOBAL FUND NO.4 ("PARTY B")
                                       AND
     ME PORTFOLIO MANAGEMENT LIMITED (ABN 79 005 964 134) IN ITS CAPACITY AS MANAGER OF THE SECURITISATION FUND KNOWN AS SMHL GLOBAL FUND NO.4 ("MANAGER")


PART 1. TERMINATION PROVISIONS.


In this Agreement:

(a)  "SPECIFIED ENTITY" is not applicable to Party A and Party B.

(b)  "SPECIFIED TRANSACTION" will not apply.

(c)  "EVENTS OF DEFAULT"

     (i)  Sections 5(a)(ii), 5(a)(iii), 5(a)(iv), 5(a)(v), 5(a)(vi), 5(b)(iii)
          and 5(b)(iv) will not apply to Party A or Party B.

     (ii) In Section 5(a), delete paragraph (i) and replace it with the following:

          "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section 2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10:00am on the tenth Local Business Day after the due date;"

    (iii) Section 5(b)(ii) will not apply if Party A is the sole Affected Party (subject to Section 6(aa)(iii) of the Agreement, inserted by Part 5(y) of this Schedule).

(d) The "Bankruptcy" provisions of Section 5(a)(vii) are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party A (which will be the Defaulting Party) or Party B (which will be the Defaulting Party); or". The occurrence of an Insolvency Event under the Security Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default PROVIDED that within thirty Local Business Days of that occurrence, Party A, Party B and the Manager are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a reduction or withdrawal of the rating of the Notes, and Party A and Party B agree to execute such a novation agreement in a form agreed between the parties.

(e) The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a) will not apply to Party A and will not apply to Party B.

(f)  PAYMENTS ON EARLY TERMINATION for the purpose of Section 6(e) of this
     Agreement:

     (i)  Market Quotation will apply.
     (ii) The Second Method will apply.

(g) "TERMINATION CURRENCY" means United States Dollars provided that if an amount due in respect of an Early Termination Date will be payable by Party B to Party A, the Termination Currency for the purpose of calculating and paying that amount is Australian Dollars.

(h)  "ADDITIONAL TERMINATION EVENT" means:

     (i) Party B becomes obliged to make a withholding or deduction in respect of any Class A Notes and the Class A Notes are redeemed as a result (and Party B is the Affected Party and, notwithstanding Section 6(b)(iv) of this Agreement, as a result thereof Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions);

     (ii) An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the Security Trust Deed, the Class A Notes immediately due and payable (and Party B is the Affected Party); and

    (iii) Party A breaches Part 5(w) (and Party A is the Affected Party and, notwithstanding Section 6(b)(iv) of the Agreement, as a result thereof Party B must, at the direction of the Manager, give a notice designating an Early Termination Date in respect of this Agreement and all Transactions).

(i) TRANSFER TO AVOID TERMINATION EVENT. In Section 6(b)(ii), after the words "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a reduction or withdrawal of the rating of the Notes)"

PART 2.  TAX REPRESENTATIONS.


(a) PAYER REPRESENTATIONS: For the purpose of Section 3(e), Party A will make the following representation and Party B will make the following representation:-

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i) the accuracy of any representations made by the other party pursuant to Section 3(f);

     (ii) the satisfaction of the agreement of the other party contained in
          Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
          Section 4(a)(i) or 4(a)(iii) of this Agreement; and

    (iii) the satisfaction of the agreement of the other party contained in
          Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(b)  PAYEE REPRESENTATIONS:

     For the purpose of Section 3(f) of this Agreement, Party A will make the following representation and Party B will make the following representation:

     It is an Australian resident and does not derive the payments under this Agreement in part or whole in carrying on business in a country outside Australia at or through a permanent establishment of itself in that country. Party B further represents that it is a "foreign trust" for United States tax purposes.

PART 3. DOCUMENTS TO BE DELIVERED.


For the purposes of Section 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following documents as applicable:-

(a)  Tax forms, documents or certificates to be delivered are:-

     FORM/DOCUMENT/CERTIFICATE: Any document or certificate required or requested by Party A or Party B in connection with its obligations under this Agreement which would enable that party to make the payment free from any deduction or withholding for or on account of Tax or as would reduce the rate at which deduction or withholding for or on account of Tax is applied to that payment.

     PARTY REQUIRED TO DELIVER DOCUMENT: Party A and Party B.

     DATE BY WHICH TO BE DELIVERED: On the earlier of (a) as soon as reasonably practicable following learning that such document or certificate is required and (b) as soon as reasonably practicable following a request by the other party.

     Each document provided under this paragraph (a) is covered by the representation contained in Section 3(d) of this Agreement.

(b)  Other documents to be delivered are:-

         ------------------------ ---------------------------------- --------------------------- --------------------
                                                                                                 COVERED BY SECTION
            PARTY REQUIRED TO                                           DATE BY WHICH TO BE             3(D)
                 DELIVER              FORM/DOCUMENT/CERTIFICATE              DELIVERED             REPRESENTATIONS
         ------------------------ ---------------------------------- --------------------------- --------------------
          ------------------------ ---------------------------------- --------------------------- --------------------
         Party A and Party B      A list of authorised signatories   On execution and delivery   Yes
         and the Manager          for the party and evidence         of this Agreement or any
                                  satisfactory in form and           relevant Confirmation and
                                  substance to the other parties     thereafter promptly upon
                                  of the authorised signatories of   any change in authorised
                                  the party to execute this          persons or upon request.
                                  Agreement and each Confirmation
                                  on behalf of each relevant party.
         ------------------------ ---------------------------------- --------------------------- --------------------
        Party B and the Manager   Copies of any reports or           Upon reasonable request     Yes
                                  accounts relating to the           by Party A subject to not
                                  Securitisation Fund that are       being obliged to deliver
                                  produced for (a) distribution to   any document if to do so
                                  the investors in the Class A       would breach or infringe
                                  Notes, or (b) presentation to      any law or legally
                                  the Board of Directors of the      binding obligation or
                                  Manager and such other             restraint.
                                  information in the Manager's
                                  control regarding the financial
                                  condition and business
                                  operations of the Securitisation
                                  Fund as Party A may reasonably
                                  require.
         ------------------------ ---------------------------------- --------------------------- --------------------
         Party B and the Manager  Legal opinions as to the           Promptly after entering     Yes
                                  validity and enforceability of     into this
         ------------------------ ---------------------------------- --------------------------- --------------------

         ------------------------ ---------------------------------- --------------------------- --------------------
                                  the obligations of Party B and     Agreement, in the form
                                  the Manager under this             previously agreed with
                                  Agreement, the Master Trust        the other parties.
                                  Deed, the Security Trust Deed
                                  and the Class A Notes in form
                                  and substance and issued by
                                  legal counsel reasonably
                                  acceptable to Party A.
         ------------------------ ---------------------------------- --------------------------- --------------------
         Party A                  A legal opinion as to the          Promptly after entering     Yes
                                  validity and enforceability of     into this agreement.
                                  the obligations of Party A under
                                  this Agreement issued by legal
                                  counsel to Party A.
         ------------------------ ---------------------------------- --------------------------- --------------------
         Manager                  Copies (certified to be true       On execution and delivery   Yes
                                  copies by an authorised            of this Agreement.
                                  signatory of the Manager) of the
                                  Master Trust Deed, the Note
                                  Trust Deed, the Security Trust
                                  Deed and the Supplementary Bond
                                  Terms Notice.
         ------------------------ ---------------------------------- --------------------------- --------------------
         Manager                  A copy (certified to be a true     Promptly upon any such      Yes
                                  copy by an authorised signatory    document becoming
                                  of the Manager) of any document    effective in accordance
                                  amending or varying the terms of   with its terms.
                                  the Master Trust Deed or the
                                  Security Trust Deed.
         ------------------------ ---------------------------------- --------------------------- --------------------

PART 4 - MISCELLANEOUS


(a)  ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:-

     (i)  All notices to Party A under this Agreement shall be sent to:

          National Australia Bank Limited
          Level 11
          120 Spencer Street
          MELBOURNE   VIC   3000


          Attention:             Manager, Documentation
          Telephone:             61-3-8614-0810
          Facsimile:             61-3-8614-0073


     (ii) All notices to Party B under this Agreement shall be sent to:

          Perpetual Trustees Australia Limited
          Level 7
          39 Hunter Street
          SYDNEY   NSW   2000


          Attention:             Manager, Securitisation Services
          Telephone:             61-2-9229-9000
          Facsimile:             61-2-9221-7870

    (iii) All notices to the Manager under this Agreement shall be sent to:

         ME Portfolio Management Limited
         Level 23
         360 Collins Street
         MELBOURNE   VIC   3000


         Attention:              The Manager, Treasury Operations Administration
         Telephone:              61-3-9605-6000
         Facsimile:              61-3-9605-6200


(b)  PROCESS AGENT. For the purpose of Section 13(c):

     Party A appoints as its Process Agent - not applicable.
     Party B appoints as its Process Agent - not applicable.

(c)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(d)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:-

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(e) CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(f)  CREDIT SUPPORT DOCUMENT. Details of any Credit Support Document:-

     In relation to Party A: None.

     In relation to Party B: Security Trust Deed

(g)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A:- Not Applicable.

     Credit Support Provider in relation to Party B: - Not Applicable

(h) GOVERNING LAW. This Agreement will be governed by and construed in accordance with the laws in force in the State of New South Wales and each party submits to the non-exclusive jurisdiction of the Courts of the State of New South Wales and the courts of appeal from them.

(i) NETTING OF PAYMENTS. Subparagraph (ii) of Section 2(c) of this Agreement will not apply to the following Transactions or group of Transactions (in each case starting from the date of this Agreement).

     All Transactions being of the same type and which have been entered into through the same Office of Party A.

(j) "AFFILIATE" will have the meaning specified in Section 14 of this Agreement. For the purposes of Section 3(c), each of Party A, Party B and the Manager are deemed not to have any Affliliates.

PART 5. OTHER PROVISIONS.


(a)  In Section 2(a)(i) add the following sentence:

     "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party."

(b) In Section 2(a)(ii) insert the following immediately after the words "freely transferable funds":

     ", free of any set-off, counterclaim, deduction or withholding (except as expressly provided in this Agreement)".

(c) Insert new Sections 2(a)(iv) and (v) immediately after Section 2(a)(iii) as follows:

     "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment due to be made by a party if it has satisfied all its payment obligations under Section 2(a)(i) of this Agreement and has no future payment obligations, whether absolute or contingent under Section 2(a)(i).

     (v)   Where:

          (1) payments are due pursuant to Section 2(a)(i) by Party A to Party B (THE "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B PAYMENT") on the same day; and

          (2) the Security Trust Deed applicable to Party B's obligations and entitlement referred to in Section 2(a)(v)(1) has become, and remains at the time, enforceable,

          then Party A's obligation to make the Party A Payment will be subject to the condition precedent (which will be an "applicable condition precedent" for the purpose of Section 2(a)(iii)(3)) that Party A first receives either:

          (3)  the Party B Payment; or

          (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that funds are available to make that payment."

(d)  Add the following new sentence to Section 2(b):

     "Each new account so designated shall be in same tax jurisdiction as the original account."

(e) Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

     "if and only if X is Party A and".

(f) In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(g) Section 3(a)(v) of this Agreement is modified by adding in the fourth line thereof the words "including without limitation in the case of Party A being an authorised deposit taking institution authorised to carry on banking business in the Commonwealth of Australia, Subsection 13A(3) of the Banking Act 1959 (Cth) and Section 86 of the Reserve Bank Act 1959 (Cth) or any amending or replacement legislation as may be in effect" after the word "generally".

(h) In the third line of Section 3(c), insert "materially" before the word "affect".

(i) Insert new Sections 3(g), 3(h) and 3(i) immediately after Section 3(f) as follows:

     "(g) NON ASSIGNMENT. It has not assigned (whether absolutely, in equity or otherwise) or declared any trust or given any charge over any of its rights under this Agreement or any Transaction (other than, in respect of Party B, the Securitisation Fund created pursuant to the Master Trust Deed and the charge given pursuant to the Security Trust Deed).

     (h)  RELATIONSHIP BETWEEN PARTIES

          Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):-

          (i) NON-RELIANCE. It is acting for its own account (or, in the case of Party B, as trustee of the Securitisation Fund), and has made its own independent decision to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and in the case of Party B, on the judgement of the Manager, upon advice from such advisers as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii) ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes, the risks of that Transaction.

         (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or as an adviser to it in respect of that Transaction.

     (i) SECURITISATION FUND. Party B represents to Party A, in respect of Party B only (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that:

          (i) SECURISATION FUND VALIDLY CREATED. The Securitisation Fund has been validly created and is in existence at the date of this Agreement and each Transaction.

          (ii) SOLE TRUSTEE. It has been validly appointed as trustee of the Securitisation Fund and is presently the sole trustee of the Securitisation Fund.

         (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to it and to its knowledge no resolution has been passed, or direction or notice has been given, removing it as trustee of the Securitisation Fund.

          (iv) POWER. It has power to enter into this Agreement and the Security Trust Deed in its capacity as trustee of the Securitisation Fund.

          (v) GOOD TITLE. It is the legal owner of the assets of the Securitisation Fund and has the power under the Master Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and those assets are free from all other prior encumbrances except for the Prior Interest."

(j)  In Section 4, add the following new paragraph immediately after Section
     4(e):

     "(f) CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to Section 15, Party B will enter into each Transaction in its capacity as trustee of the Securitisation Fund and not otherwise."

(k) In Section 6(d)(i) in the seventh line, insert "in the absence of manifest error" after the word "evidence".

(l) CONFIRMATIONS. For the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send the Manager a confirmation confirming that Transaction and the Manager and Party B must (either itself or through the Manager) promptly then confirm the accuracy of and sign and return, or request the correction of the Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original Confirmation signed by the parties, however any failure to sign an original Confirmation will not affect the validity or enforcement of any Transaction.

(m) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this Section will be subject to any Set-off.", at the end of the first paragraph.

(n)  In Section 12:

     (i) insert the words "and settlement instructions requiring payment to an entity other than the original counterparty" after the words "Section 5 or 6" in line 2.

     (ii) replace Section 12(a)(iii) with:

        "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its entirety to the facsimile number of the recipient notified for the purposes of this Section unless the recipient notifies the sender within one Local Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form;"

    (iii) insert a new paragraph (vi) in Section 12(a) immediately after
          Section 12(a)(v) as follows:

         "(vi) if sent by ordinary mail, on the third (seventh, if posted to or from a place outside Australia) day after posting."

(o)  DEFINITIONS AND INTERPRETATION

     (i) Section 14 of the Agreement is modified by inserting the following new definitions:

          "MASTER TRUST DEED" means the Master Trust Deed dated 4 July 1994 as amended between Party B and the Manager.

          "RELEVANT SWAP TRANSACTION" means in relation to the Class A Notes, each Transaction which is a Currency Swap for Class A Notes only.

          "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee, ME Portfolio Management Limited as manager, Perpetual Trustee Company Limited as security trustee and Bank of New York as note trustee.

          The definition of "Local Business Day" is replaced with the following:

          "LOCAL BUSINESS DAY" has the same meaning as Business Day.

     (ii) Each of the following expressions has the meaning given to them in the Master Trust Deed and the Security Trust Deed (as the case may be):

          "CHARGED PROPERTY"
          "CURRENCY SWAP"
          "DESIGNATED RATING AGENCY"
          "EXPENSE"
          "EXTRAORDINARY RESOLUTION"
          "NOTE TRUSTEE"
          "NOTE TRUST DEED"
          "OUTSTANDING PRINCIPAL BALANCE"
          "PRIOR INTEREST"
          "SECURED CREDITOR"
          "SECURED DOCUMENT"
          "SECURED MONEYS"
          "SECURITISATION FUND"
          "SUPPLEMENTARY BOND TERMS NOTICE"
          "WILFUL DEFAULT"

          The expressions "CLASS A NOTES", "CLASS A NOTEHOLDER", "INVESTED AMOUNT" and "NOTES" have the meanings given to them in the Supplementary Bond Terms Notice.

    (iii) Unless defined in this Agreement, words and phrases defined in the Master Trust Deed, the Security Trust Deed and the Supplementary Bond Terms Notice (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Master Trust Deed, Security Trust Deed or the Supplementary Bond Terms Notice (on the other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Master Trust Deed in relation to a Securitisation Fund (as defined in the Master Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Securitisation Fund (as defined in the Supplementary Bond Terms Notice).

     (iv) Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this Agreement.

(p) MASTER TRUST DEED AND SECURITY TRUST DEED. The parties acknowledge for the purposes of the Master Trust Deed and Security Trust Deed that:

     (i) this Agreement and all Transactions under this Agreement are Secured Documents;

     (ii) Party A is a Secured Creditor; and

    (iii) all of the obligations of Party B under this Agreement and any/all Transactions under it are Secured Moneys.

(q) ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions (as published by the International Swaps and Derivatives Association, Inc) (the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each Confirmation.

(r) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

     (i)   any Confirmation;
     (ii)  the Schedule to the Agreement;
     (iii) the other provisions of the Agreement;
     (iv)  the ISDA Definitions.

(s)  Any reference to a:

     (i) "SWAP TRANSACTION" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purpose of interpreting this Agreement or any Confirmation; and

     (ii) "TRANSACTION" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the ISDA Definitions.

(t) New Sections 15, 16 and 17 are inserted immediately after Section 14 as follows:

     "15. CAPACITY OF PARTY B AND THE MANAGER

          (a) Party B enters into this Agreement only in its capacity as trustee of the Securitisation Fund under the Master Trust Deed and in no other capacity. A liability incurred by Party B arising under or in connection with this Agreement is limited to and can be enforced against Party B only to the extent to which it can be satisfied out of the property of the Securitisation Fund which Party B is actually indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement other than Section 15(c) and extends to all liabilities and obligations of Party B in any way connected with any representation, warranty, conduct, omission, agreement or transaction related to this Agreement.

          (b) The parties other than Party B may not sue Party B (in respect of liabilities incurred by Party B in its capacity as trustee of the Securitisation Fund) in any capacity other than as trustee of the Securitisation Fund including seeking the appointment of a receiver (except in relation to property of the Securitisation
               Fund), a liquidator, an administrator or any similar person to Party B or prove in any liquidation, administration or arrangement of or affecting Party B (except in relation to the property of the Securitisation Fund).

          (c) The provisions of this Section 15 shall not apply to any obligation or liability of Party B except to the extent that it is not satisfied because under the Master Trust Deed or by operation of law there is a reduction in the extent of Party B's indemnification out of the assets of the Securitisation Fund, as a result of Party B's fraud, negligence or Wilful Default

          (d) It is acknowledged that the Manager is responsible under the Master Trust Deed for performing a variety of obligations relating to the Securitisation Fund, including under this Agreement. No act or omission of Party B (including any related failure to satisfy its obligations or breach of representation or warranty under this Agreement) will be considered fraud, negligence or Wilful Default of Party B for the purposes of paragraph (c) of this Section 15 to the extent to which the act or omission was caused or contributed to by any failure by the Manager or any other person to fulfil its obligations relating to the Securitisation Fund or by any other act or omission of the Manager or any other person.

          (e) Party B is not obliged to do or refrain from doing anything under this Agreement (including incurring any liability) unless Party B's liability is limited in the same manner set out in paragraphs
               (a) to (c) of this Section 15.

     16.  REPLACEMENT CURRENCY SWAP

          (a) If this Agreement or any Transaction under this Agreement which is a currency swap is terminated prior to the day upon which the Class A Notes are redeemed in full, Party B must, subject to paragraph (b), at the direction of the Manager, enter into one or more currency swaps which replace the Transactions under this Agreement (collectively, a "REPLACEMENT CURRENCY SWAP") but only under the following conditions:

               (i) the amount payable under Section 6(e) (if any) by Party B to Party A upon termination of this Agreement or any Transaction will be paid in full when due in accordance with the Supplementary Bond Terms Notice and this Agreement;

               (ii) the Designated Rating Agencies confirm in writing that the entry into the Replacement Currency Swap by Party B will not cause a reduction or withdrawal of the ratings of the Notes; and

              (iii) the liability of Party B under the Replacement Currency
                    Swap is limited to at least the same extent that its liability is limited under that Transaction.

          (b) If the conditions in Section 16(a) are satisfied, Party B must, provided it is satisfied with the terms of the Replacement Currency Swap, acting reasonably and considering the interests of the Class A Noteholders, at the direction of the Manager, enter into the Replacement Currency Swap and if the amount calculated to be payable under Section 6(e) ("TOTAL SETTLEMENT AMOUNT") is payable by Party B to Party A upon termination of the Transaction referred to in Section 16(a), Party B must direct the Replacement Currency Swap provider to pay any upfront premium to enter into the Replacement Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the Total Settlement Amount to Party A, and to the extent such premium is not greater than or equal to the Total Settlement Amount, the balance may be satisfied by Party B as an Expense of the Securitisation Fund.

          (c)  If Party B enters into a Replacement Currency Swap pursuant to
               Section 16(a) and a Total Settlement Amount is payable by Party A to Party B upon termination of the Transaction referred to in
               Section 16(a), Party B must direct Party A to pay that amount to the Replacement Currency Swap provider in satisfaction of or towards and to the extent of Party B's obligations (if any) to an upfront premium to the Replacement Currency Swap provider to enter into the Replacement Currency Swap in satisfaction of and to the extent of Party A's obligation to pay that party of the amount payable under Section 6(e) to Party B.

     17.  SEGREGATION

          The liability of Party B under this Agreement is several and is separate in respect of each Relevant Swap Transaction. The failure of Party B to perform its obligations in respect of any relevant Swap Transaction does not release Party B from its obligations under this Agreement or under any other Relevant Swap Transaction in respect of any other Class A Notes issued by Party B. Nothing in this Agreement affects the respective priority rankings of claims against the Charged Property under the Security Trust Deed. Without limiting the generality of the foregoing, the provisions of this Agreement have effect separately and severally in respect of each Relevant Swap Transaction and are enforceable by or against Party B as though a separate agreement applied between Party A, Party B and the Manager for each Relevant Swap Transaction, so that (among other things):

          (i) this Agreement together with each Confirmation relating to a Relevant Swap Transaction will form single separate agreement between Party A, Party B and the Manager and references to the respective obligations (including references to payment obligations generally and in the context of provisions for the netting of payments and the calculation of amounts due on early termination) of Party A, Party B and the Manager shall be construed accordingly as a several reference to each mutual set of obligations arising under each such separate agreement between Party A, Party B and the Manager;

          (ii) representations made and agreements entered into by the parties under this Agreement are made and entered into separately and severally in respect of each Relevant Swap Transaction and may be enforced separately and severally in respect of each Relevant Swap Transaction;

         (iii) rights of termination, and obligations and entitlements consequent upon termination, only accrue to Party A against Party B separately and severally in respect of each Relevant Swap Transaction, and only accrue to Party B against Party A separately and severally in respect of each Relevant Swap Transaction; and

          (iv) the occurrence of an Event of Default or Termination Event in respect of a Relevant Swap Transaction does not in itself constitute an Event of Default or Termination Event in respect of any other Relevant Swap Transaction."

(u)  TELEPHONE RECORDING. Each party:

     (i) consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automated warning device;

     (ii) will provide transcripts of such recordings (if any) upon reasonable request by the other party (at the reasonable cost of the party requesting);

    (iii) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them; and

     (iv) acknowledges that no party is obligated to maintain copies of such recordings and transcripts for the benefit of the other party.

(v) APPOINTMENT OF MANAGER. Party A acknowledges that under the Master Trust Deed Party B has appointed the Manager as manager of the Securitisation Fund with the powers set out in, and upon and subject to the terms of, the Master Trust Deed. Accordingly, subject to the terms of the Master Trust Deed, the Manager:

     (i) may arrange, enter into, and monitor Transactions, execute Confirmations and exercise all other rights and powers of Party B under this Agreement; and

     (ii) without limiting the generality of the foregoing, the Manager shall issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to Party A under this Agreement.

(w)  RATINGS DOWNGRADE

     (i) In the event that the unsecured and unsubordinated debt obligations of Party A (or any applicable assignee or its guarantor) shall have (1) a short-term credit rating of less than A-1+ by S&P, or (2) a long-term credit rating of less than A2 by Moody's and a short-term credit rating of less than P-1 by Moody's, or (3) a long-term credit rating of less than AA- by Fitch Ratings and a short-term credit rating of less than F1+ by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes; or

     (ii) in the event that the Commonwealth of Australia's foreign currency rating shall have a long-term credit rating of less than AA- by Fitch Ratings and a short-term credit rating of less than F1+ by Fitch Ratings and Party B does not receive written affirmation of the then current rating of the Notes,

     THEN Party A shall immediately notify the Designated Rating Agencies and Party B and within 5 Local Business Days (or 30 Local Business Days if the downgrade is to no less than A-1 (S&P short-term) and A3 (Moody's long-term) and A- (Fitch Ratings long-term) and F1 (Fitch Ratings short-term) of such downgrade (unless during this period, Party A and Party B receive written confirmation from S&P, Moody's and Fitch Ratings that such downgrade would not result in the Notes being downgraded) at its cost either:

          (A)  if a downgrade in respect of either or each of Part 5(w)(i) or
               Part 5(w)(ii) has occurred, put in place an appropriate mark-to-market collateral agreement (consisting of either cash or securities) which may be based either on S&P's New Interest Rate and Currency Swap Criteria published in January 1999 (as may be amended from time to time) or on any other agreement reached between the parties, in support of its obligations under the Agreement PROVIDED that Party A and Party B receive prior written confirmation from S&P, Moody's and Fitch Ratings that the rating assigned to the Notes then outstanding by S&P, Moody's and Fitch Ratings is not adversely affected by the downgrade following such collateral arrangements being put in place.

               If collateral is lodged under this sub-paragraph (A), the parties must execute an amending agreement incorporating into this Agreement the 1995 ISDA Credit Support Annex (Bilateral Form - Transfer), and until executed the 1995 ISDA Credit Support Annex will be taken to supplement and form part of this Agreement and any collateral lodged under this sub-paragraph (A) is subject to its terms as if the Credit Support Annex were incorporated into this Agreement (but without any Paragraph 11 other than as necessary to give effect to the obligations described in this sub-paragraph (A) prior to the lodgement of such collateral; or

          (B) transfer all its rights and obligations with respect to this Agreement to:

               (i) if a downgrade in respect of Part 5(w)(i) alone has occurred, a replacement third party whose unsecured and unsubordinated debt obligations have (1) a short-term credit rating of at least A-1+ by S&P, and (2) a long-term credit rating of at least A2 by Moody's and a short-term credit rating of at least P-1 by Moody's, and (3) a long-term credit rating of at least AA- by Fitch Ratings and a short-term credit rating of at least F1+ by Fitch Ratings; or

               (ii) if a downgrade in respect of Part 5(w)(ii) alone has
                    occurred, a replacement third party whose country of domicile shall have a foreign currency rating assigned by Fitch Ratings of at least AA- long-term and F1+ short-term, PROVIDED that the replacement third party is acceptable to each Designated Rating Agency; or

              (iii) if each of the downgrades in respect of Part 5(w)(i) and
                    Part 5(w)(ii) have occurred, a replacement third party whose:

                    (a) unsecured and unsubordinated debt obligations have (1) a short-term credit rating of at least A-1+ by S&P, and
                         (2) a long-term
                         credit rating of at least A2 by Moody's and a short-term credit rating of at least P-1 by Moody's, and (3) a long-term credit rating of at least AA- by Fitch Ratings and a short-term credit rating of at least F1+ by Fitch Ratings; and

                    (b) country of domicile has a foreign currency rating assigned by Fitch Ratings of at least AA- a long-term and F1+ short-term; or

          (C) procure that its obligations with respect to this Agreement are guaranteed by:

               (i) if a downgrade in respect of Part 5(w)(i) alone has occurred, a replacement third party whose unsecured and unsubordinated debt obligations have (1) a short-term credit rating of at least A-1+ by S&P, and (2) a long-term credit rating of at least A2 by Moody's and a short-term credit rating of at least P-1 by Moody's, and (3) a long-term credit rating of at least AA- by Fitch Ratings and a short-term credit rating of at least F1+ by Fitch Ratings; or

               (ii) if a downgrade in respect of Part 5(w)(ii) alone has
                    occurred, a replacement third party whose country of domicile shall have a foreign currency rating assigned by Fitch Ratings of at least AA- long-term and F1+ short-term, PROVIDED that the replacement third party is acceptable to each Designated Rating Agency; or

              (iii) if each of the downgrades in respect of Part 5(w)(i) and
                    Part 5(w)(ii) have occurred, a replacement third party whose:

                    (a) unsecured and unsubordinated debt obligations have (1) a short-term credit rating of at least A-1+ by S&P, and
                         (2) a long-term credit rating of at least A2 by Moody's and a short-term credit rating of at least P-1 by Moody's, and (3) a long-term credit rating of at least AA- by Fitch Ratings and a short-term credit rating of at least F1+ by Fitch Ratings; and

                    (b) country of domicile has a foreign currency rating assigned by Fitch Ratings of at least AA- long-term and F1+ short-term; or

          (D) enter into such other arrangements which each Designated Rating Agency has confirmed will not result in there being a withdrawal or downgrade of any credit rating assigned by it to the Notes.

(iii) Where Party A transfers its rights and obligations to a replacement counterparty in accordance with Part 5(w)(i)(B) or 5(w)(ii)(B), the Trustee, at the direction of the Manager, and each other party to this Agreement shall do all things reasonably necessary at the cost of Party A to novate the relevant rights and obligations to the replacement counterparty.

(iv) If, at any time, Party A's obligations under this Agreement are transferred in accordance with Part 5(w)(i)(B) or 5(w)(ii)(B), Party A shall be immediately entitled to any collateral which it has provided under any collateral agreement contemplated by Part 5(w)(i)(A) or 5(w)(ii)(A) (less any amount withdrawn in accordance with sub-paragraph (v) below).

(v) Party B may only make withdrawals from any account into which collateral is provided by Party A (the COLLATERAL ACCOUNT) if directed to do so by the Manager and then only for the purpose of:

               (A) transferring obligations under this Agreement in accordance with Part 5(w)(i)(B) or 5(w)(ii)(B) (including the costs of obtaining a replacement counterparty);

               (B) refunding to Party A any excess in the amount of any collateral deposited to the Collateral Account over the amount Party A is required to maintain under any collateral agreement contemplated by Part 5(w)(i)(A) or 5(w)(ii)(A);

               (C) withdrawing any amount which has been incorrectly deposited into the Collateral Account;

               (D) paying bank accounts debit tax or other equivalent Taxes payable in respect of the Collateral Account; or

               (E) funding the amount of any payment due to be made by Party A under this Agreement following the failure by Party A to make that payment.

               The Manager must direct Party B to, and Party B must, refund or pay to Party A the amount of any payment which may be made to Party A under Part 5(w)(v)(B) or 5(w)(v)(C) as soon as such refund or payment is possible.

          (vi) All interest on the Collateral Account will accrue and be payable monthly to Party A providing the amount deposited to the Collateral Account is not less than the amount Party A is required to maintain under the collateral agreement contemplated by Part 5(w)(i)(A) or 5(w)(ii)(A)."

     (x)  EXCHANGE CONTROLS

          Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:-

          "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

          (A) exchange controls do not constitute an Illegality or other Termination Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

          (B) if and for so long as exchange controls are imposed, delivery by Party B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that Confirmation will constitute proper payment of those amounts by Party B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

     (y)  Add a new Section 6(aa) as follows:

          "(aa) RESTRICTED TERMINATION RIGHTS

               (i) TERMINATION BY PARTY B: Party B must not designate an Early Termination Date without the prior written consent of the Note Trustee.

               (ii) CONSULTATION REGARDING TIMING: Each party may only designate an Early Termination Date following prior consultation with the other parties as to the timing of the Early Termination Date. Subject to Party B's duties under the Master Trust Deed and the Supplementary Bond Terms Notice, Party B may exercise its rights only on the instructions of the Note Trustee and only after consultation between Party A, Party B, the Manager and the Note Trustee.

              (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO A TAX EVENT:

                    (a) Notwithstanding Part 1(c)(ii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected Party following a Tax Event but only if the Note Trustee has confirmed that the Class A Notes will be redeemed at the full amount of the Invested Amount (or, if the Class A Noteholders by Extraordinary Resolution have so agreed; at a lesser amount) together with accrued interest to (but excluding) the date of the redemption.

                    (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and obligations under this Agreement and each Transaction to an Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that:

                         (A) each Designated Rating Agency has confirmed in writing that the transfer will not result in a reduction, qualification or withdrawal of the credit ratings then assigned by them to the relevant Class A Notes.

               (iv) TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by
                    Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax, Party B will endeavour to procure the substitution as principal obligor under this Agreement in respect of each Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a reduction or withdrawal of the rating of the Class A Notes."

(z)  TRANSFER. A new paragraph (c) is added to Section 7 as follows:

     "a party may make such a transfer under, or in accordance with, this Agreement."

     and the full stop at the end of paragraph (b) is replaced with "; and".

(aa) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

     (i) the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (ii) any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to Party A for that purpose. Party A is entitled to rely on any such notice.

(ab) NO AMENDMENT. Each of Party B and the Manager agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A.